UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2009

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (314) 342-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 9, 2009 Stifel Financial Corp. announced its results for the three and nine months ended September 30, 2009. A copy of the related press release is attached hereto as Exhibit 99.1.

Stifel Financial Corp. will hold a conference call on Monday, November 9, 2009, at 4:45 p.m. EST. This call will be webcast and slides can be accessed on the Investor Relations portion of the Stifel Financial Corp. website at www.stifel.com, as well as on all sites within Thomson/CCBN's Investor Distribution Network. To participate on the call, please dial 888-676-3684 and request the Stifel Financial Corp. earnings call. The conference call slide show is attached hereto as Exhibit 99.2.

The exhibits are being furnished pursuant to Item 2.02, and the information contained therein shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition," and the information contained therein shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibit Number	Description of Exhibit

99.1	Press Release dated November 9, 2009.
99.2	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: November 9, 2009	By:	/s/ James M. Zemlyak
James M. Zemlyak
Senior Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated November 9, 2009.
99.2	Investor Presentation.